UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2007

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-31157	23-2507402
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices)  (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

  (d)     On February 9, 2007, Raymond J. Wilson was appointed to the Board of Directors of the Company.  Mr. Wilson will participate in the Company’s 2003 Restricted Stock Plan for non-employee directors.  A press release concerning the appointment of Mr. Wilson is attached to this Report as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

  99.1   Press Release of the Company dated February 9, 2007 announcing the election of Raymond J. Wilson as a Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: February 9, 2007	By:	/s/ James J. Reilly
James J. Reilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated February 9, 2007 announcing the election of Raymond J. Wilson as a Director.